MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

REFINITIV STREETEVENTS EDITED TRANSCRIPT Q1 2023 Sturm Ruger & Company Inc Earnings Call EVENT DATE/TIME: MAY 04, 2023 / 1:00PM GMT

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

CORPORATE PARTICIPANTS

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Kevin B. Reid Sturm, Ruger & Company, Inc. - VP, General Counsel & Corporate Secretary

Thomas A. Dineen Sturm, Ruger & Company, Inc. - Principal Accounting Officer, Senior VP, Treasurer & CFO

CONFERENCE CALL PARTICIPANTS

Jaeson Allen Min Schmidt Lake Street Capital Markets, LLC, Research Division - Senior Research Analyst & Director of Research

Rommel Tolentino Dionisio Aegis Capital Corporation, Research Division - Head of Consumer Products and Special Situations

PRESENTATION

Operator

Good day, and thank you for standing by. Welcome to the First Quarter 2023 Sturm, Ruger Earnings Conference Call. (Operator Instructions) Please be advised that today's conference is being recorded.

I would now like to hand the conference over to your speaker today, Chris Killoy, President and Chief Executive Officer. Please go ahead.

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Good morning, and welcome to the Sturm, Ruger & Company First Quarter 2023 Conference Call. I'd like to ask Kevin Reid, our General Counsel, to read the caution on forward-looking statements. Tom Dineen, our Chief Financial Officer, will give an overview of the first quarter 2023 financial results, and then I will discuss our operations in the state of the market. After that, we'll get to your questions. Kevin?

Kevin B. Reid Sturm, Ruger & Company, Inc. - VP, General Counsel & Corporate Secretary

Thanks, Chris. We want to remind everyone that statements made in the course of this meeting that state the company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements as contained from time to time in the company's SEC filings, including but not limited to the company's reports on Form 10-K for the year ended December 31, 2022, and of course, on the Form 10-Q for the first quarter of 2023, which we filed last night.

Copies of these documents may be obtained by contacting the company or the SEC or on the company website at ruger.com/corporate or the SEC website at sec.gov. We do reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2022, and our Form 10-Q for the first quarter of 2023, both of which also are posted on our website.

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

Furthermore, the company disclaims all responsibility to update forward-looking statements. Chris?

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Thank you, Kevin. Now Tom will discuss the company's first quarter 2023 results. Tom?

Thomas A. Dineen Sturm, Ruger & Company, Inc. - Principal Accounting Officer, Senior VP, Treasurer & CFO

Thanks, Chris. For the first quarter of 2023, net sales were $149.5 million and diluted earnings were $0.81 per share. For the corresponding period in 2022, net sales were $166.6 million and diluted earnings were $1.70 per share. Decreased consumer demand led to a 10% reduction in first quarter sales compared to the prior year. Our profitability declined in the first quarter of 2023 from the first quarter of 2022 as our gross margin decreased from 35% to 26%.

The lower margin was driven by unfavorable deleveraging of fixed costs relating from decreased production and sales resulting from decreased production and sales, inflationary cost increases in materials, commodities, services, energy, fuel and transportation. And unfavorable product mix shift toward products with relatively lower margins as we focus on fulfilling demand for products we had undersupplied since early in 2020 and increased sales promotional costs.

Our continued focus on financial discipline and the cultivation of long-term shareholder value is evident in our strong debt-free balance sheet. At April 1, 2023, our cash and short-term investments totaled $130 million. Our short-term investments are invested in the United States treasury bills and in a money market fund that invests exclusively in the United States Treasury instruments, which mature within 1 year.

At April 1, 2023, our current ratio was 4.3:1, and we had no debt. Stockholders' equity was $322.1 million, which equates to a book value of $18.19 per share, of which $7.35 was cash and short-term investments. In the first quarter of 2023, we generated $5.3 million of cash from operations. We reinvested $1.7 million of that back into the company in the form of capital expenditures.

We expect our 2023 capital expenditures to total approximately $20 million relating to new product introductions, upgrades to our manufacturing equipment and improvements to our facilities. In the first quarter of 2023, the company returned $96 million to its shareholders through the payment of our normal quarterly dividend and a $5 per share special dividend that was paid in January of 2023.

Our Board of Directors declared a $0.32 per share quarterly dividend for shareholders of record as of May 15, 2023, payable on May 31, 2023. As a reminder, our quarterly dividend is approximately 40% of net income and therefore, varies quarter-to-quarter. That's the financial update for the first quarter of 2023. Chris?

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Thanks, Tom. We remain faithful to our long-term disciplined approach in the first quarter by targeting a production mix and better aligned with consumer demand and responsibly managing our overall production levels to reflect market conditions.

This resulted in a slight decrease in production, about 4% from the fourth quarter of 2022. The estimated unit sell-through of our products from the independent distributors to retailers in the first quarter of 2023 was essentially flat compared to the fourth quarter of 2022.

Comparatively, NICS background checks, as adjusted by the National Shooting Sports Foundation, decreased 8% from the fourth quarter, following the normal seasonal trend for NICS. We were pleased with the slight reduction of 11,000 total units between our finished goods inventory and the inventory of our products at distributors, which sets us on a solid path for the remainder of the year.

Sales of new products, including the MAX-9 pistol, LCP MAX pistol, the Marlin 1895 lever-action rifles, the LC Carbine, Small-Frame Autoloading Rifle, the Super Wrangler and the Security-380 Pistol represented $30 million or 21% of firearm sales in the first quarter of 2023. New product sales include only major new products that were introduced in the last 2 years. Our new product development teams are hard at work.

So far in 2023, we've introduced the Marlin 336 Classic, an iconic lever-action Rifle, chambered in the popular and timeless 30-30 Winchester, presented in polished blue alloy steel with a classic American Walnut stock and flooring. The Ruger Super Wrangler, a convertible model of a very popular Wrangler Single-Action revolver delivered with a 22 long rifle and .22 Magnum Cylinder built on an alloy steel frame featuring adjustable sites.

The new lightweight model of the Ruger SR1911, a full-size 5-inch 1911 Pistol built on [Ford's] aluminum frame brought to market fully featured and at a competitive price that our customers will be sure to appreciate. And finally, Ruger made its first [foray] into the firearms optics market with the introduction of the ReadyDot, a patent-pending, easy-to-use, micro-refex site system designed to co-witness our Ruger's MAX-9 Pistol and other compact hands, specifically designed for use without any batteries, the ReadyDots fiber illuminated [reticle] self-adjust to varying light conditions.

We are ramping up production of these new products. In addition, distributor inventories of several product categories remain below pre-pandemic levels, including virtually all of our single action and double-action revolvers, the Ruger Precision Rimfire Rifle, the Mini-14 rifles and our bolt-action hunting rifles.

Before we get to your questions, I wanted to take a minute to recognize the states that have taken legislative action to prohibit their state agencies from engaging with banks that discriminate against the law-abiding and highly-regulated businesses in the firearms and ammunition industry. We are hopeful that federal legislation to discourage such practices, including the Firearm Industry Nondiscrimination Act, or FIND Act, will be enacted to put an end to this unjust treatment of our industry.

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

This deal is currently making its way to both the House and the Senate. In the past 5 years, Ruger has been the target of discriminatory actions by 2 of the nation's largest banks: Bank of America and Wells Fargo. Both of these banks decided to change course and terminate their extension of credit to us because of the lawful products that are 1,900 dedicated employees design, manufacture and sell in our Newport, New Hampshire, Prescott, Arizona, and Mayodan, North Carolina factories.

Operator, may we have the first question?

QUESTIONS AND ANSWERS

Operator

(Operator Instructions)

Our first question will start from the line of Mark Smith from Lake Street.

Jaeson Allen Min Schmidt Lake Street Capital Markets, LLC, Research Division - Senior Research Analyst & Director of Research

This is Jaeson on for Mark. Just curious if you could talk about production and shipments. Do products such as Wrangler or other lower-priced products make up a larger mix this quarter?

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Jaeson, thanks for your question. There are a few things you're probably looking at some of the average selling price data -- and Super Wrangler, for example, is higher priced than the regular Wrangler but still a relatively lower priced product. Also in the first quarter, just a reminder, when you look at the average selling price for incoming orders, that was 1 of the things we noted was the MAX-9 repositioning where we got our MAX-9 to a more aggressive price point.

We did that by having our distributors order at a discounted price to net down their inventory to the new price. That basically allows them to sell that MAX-9 at street price of every day, about $349 on sale, $299 -- so that's part of what bias that average selling price data down for both the orders received and the shipments.

Jaeson Allen Min Schmidt Lake Street Capital Markets, LLC, Research Division - Senior Research Analyst & Director of Research

Okay. Got you. Really helpful. And what are you seeing today around the promotional environment? Do you think the industry will get back into a race to the bottom on promotions? Or are your peers being more disciplined?

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

Yes, another good question. We are seeing a lot of promotional activity out there. You'll see that the retail counters, particularly at big box stores, you'll see a lot of rebates that are out there for the consumer. We're seeing some aggressive promotions.

We participated with 3 moderate promotions in the first quarter and had fairly good success, but they were not as aggressive as we've done in the past. And I expect that's going to continue in the future as we go into the summer months where typically we see that seasonal slowdown, but I would expect the promotional environment to continue to heat up as we go forward this year.

Jaeson Allen Min Schmidt Lake Street Capital Markets, LLC, Research Division - Senior Research Analyst & Director of Research

Okay. Great. And then just the last 1 for me, and I'll jump back into queue. Lever action seems to still be a nice segment. Are you still seeing strong demand for Marlin rifles?

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Yes. Very strong demand. In fact, 1 of the biggest things I get in terms of the e-mails that come in to me is looking for the availability of the rifles. We're doing our best to get production up of the 1895 and the 336s.

And later this summer, we'll be launching the 1894. The 1894 will have the Square Bolt configuration, and that will get us back into the .357 [to] .44 Magnum calibers. So we're excited about that, and that will allow us to increase overall production of our Marlin business.

Operator

(Operator Instructions)

Our next question comes from the line of Rommel Dionisio from Aegis Capital.

Rommel Tolentino Dionisio Aegis Capital Corporation, Research Division - Head of Consumer Products and Special Situations

The ReadyDot product introduction, obviously very innovative. How do you guys think about that entering that category? I mean, optics and lasers is pretty significant potential category. Is this something you -- was this just kind of a one-off? Or is this something you want to kind of dive into the category?

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Thank you, Rommel. Good question. The ReadyDot was actually developed by our R&D team. We've got a small R&D team looking at things like things like the ReadyDot product as well as new materials and things like that show promise before they get actual -- before they get into an actual product development cycle. So our team put this together, did the initiative on their own. And again, we're intrigued about the idea of developing an optic, particularly for our MAX-9 and similarly sized pistols that use no batteries and it uses the fiber optic light-gathering fiber optic to produce that Dot and something we're excited about.

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

I wouldn't call it a full-blown entry into things like red dots and lasers. That's not our intent. So far, we've been very successful partnering with -- some of our -- the other vendors out there when we want to do a red dot or a laser optic. But for us, for this first -- first attempt. We're very pleased with it. And initial results have been very satisfying both at distributor level and through our Shop River website.

Operator

Looks like we have a follow-up question from the line of Mark Smith from Lake Street Capital.

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Jaeson, did you have another question?

Operator

Let me go ahead and open his line 1 more time.

Mark Smith from Lake Street, your line is open.

Jaeson Allen Min Schmidt Lake Street Capital Markets, LLC, Research Division - Senior Research Analyst & Director of Research

Sorry, all question have been answered.

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Thanks, Jaeson.

Operator

Looks like I don't have any further questions in the queue at this moment. I'd like to turn the call back over to Chris for any closing remarks.

Christopher J. Killoy Sturm, Ruger & Company, Inc. - President, CEO & Director

Well, first off, I'd like to thank all of you for attending this call, especially our shareholders. And I would like to thank our loyal customers and the 1,900 hard-working members of the Ruger team who design, build and sell rugged, reliable firearms.

Our 2023 proxy statement was filed on April 20 and is available at our website and the SEC's website. Shareholders should have received voting and meeting instructions either directly from our transfer agent or from their brokers. I hope you will be able to join us online for our virtual 2023 Annual Shareholders Meeting, which will be held on Thursday, June 1. Thank you once again.

Operator

With that, this concludes today's conference call. Thank you for participating. You may now disconnect. Everyone, have a good day.

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

MAY 04, 2023 / 1:00PM GMT, Q1 2023 Sturm Ruger & Company Inc Earnings Call

DISCLAIMER

Refinitiv reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes

In the conference calls upon which Event Briefs are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT BRIEFS REFLECTS REFINITIV'S SUBJECTIVE CONDENSED PARAPHRASE OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES REFINITIV OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT BRIEF. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

©2023 Refinitiv. All Rights Reserved.

REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us

©2023 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.